MODERN WOODMEN OF AMERICA

Modern Woodmen of America Variable Annuity Account
Supplement Dated March 4, 2014
to the
Prospectus For
Individual Flexible Premium Deferred Variable Annuity Certificate
(Dated May 1, 2013)

This Supplement provides information regarding your individual flexible premium deferred variable annuity certificate ("Certificate") prospectus. Please read this Supplement carefully and retain it with your Certificate prospectus for future reference.

At a recent meeting of the Board of Directors for American Century Investments (the "Board of Directors"), the Board of Directors approved an agreement and plan of reorganization, whereby all net assets of the American Century VP Vista Fund ("VP Vista Fund") would be transferred to the American Century VP Capital Appreciation Fund ("VP Capital Appreciation Fund") in exchange for shares of the VP Capital Appreciation Fund (the "Reorganization"). In a prior supplement to the prospectus for the VP Vista Fund dated January 24, 2014 describing the Reorganization, management for the VP Vista Fund noted that the investment objectives and strategies of the VP Vista Fund and VP Capital Appreciation Fund are substantially similar.

The Reorganization is expected to take place on April 25, 2014, and following the Reorganization, the VP Vista Fund will no longer be available for investment. Any Accumulated Value in the Subaccount invested in the VP Vista Fund at the time of the Reorganization will become invested in the VP Capital Appreciation Fund. The Subaccount investing in the VP Vista Fund will cease to be available as a funding choice under the Certificate as of the end of the Business Day (3:00 pm central time) on the date of the Reorganization. Accordingly, if all or a portion of the Accumulated Value under your Certificate is allocated to the Subaccount invested in the VP Vista Fund at the time of the Reorganization, following the Reorganization, that Accumulated Value will be allocated to the Subaccount invested in the VP Capital Appreciation Fund.

Your rights and obligations under the Certificate and your Accumulated Value will not change as a result of the Reorganization. The fees and charges under the Certificate will not change and there will be no tax consequences to Certificate Holders as a result of the Reorganization.

If you participate in the dollar cost averaging program and have selected the Subaccount invested in the VP Vista Fund as a target account, the Subaccount invested in the VP Capital Appreciation Fund will replace that Subaccount as the target account following the Reorganization, unless we receive written instructions from you in good order indicating otherwise. Similarly, if you participate in the asset rebalancing program and have allocated Accumulated Value to the Subaccount invested in the VP Vista Fund, the Subaccount invested in the VP Capital Appreciation Fund will replace that Subaccount for purposes of any automatic reallocation of Accumulated Value under the program, unless we receive written instructions from you in good order indicating otherwise.

From the date of this Supplement to the date of the Reorganization, there will be no charge assessed for transfers of Accumulated Value from the Subaccount investing in the VP Vista Fund to the Declared Interest Option or the other Subaccounts available under the Certificate. Such transfers will not count against the number of free transfers nor the number of transfers we allow each Certificate Year, subject to our limitations on frequent transfer activity as described in the Certificate prospectus.

Within five days after the Reorganization, we will forward to Certificate Holders affected by the Reorganization a written notice informing them of the details regarding the Reorganization.

If you have any questions regarding this Supplement, please contact your registered representative or our Variable Product Administrative Center toll free at 1-866-628-6776.